SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 3, 2002


                             SANDERSON FARMS, INC.
            (Exact name of registrant as specified in its charter)




       Mississippi                  0-16567                      64-0615843
     ---------------          --------------------          -------------------
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)



          225 N. 13th Avenue
            P.O. Box 988
          Laurel, Mississippi                                39441
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 (Address of principal executive offices)                  (Zip Code)




                                (601) 649-4030
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           (Registrant's telephone number, including area code)



                                Not applicable.
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         (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On January 3, 2002, Sanderson Farms, Inc. (the registrant) issued a press release announcing an increase in its dividend and its purchase of a total of 621,079 shares of its common stock, par value $1.00 per share, from the Estate of Joe Frank Sanderson and the Estate of Dewey R. Sanderson, Jr. The purchase from each Estate was made pursuant to Stock Purchase Agreement between the registrant and the Estate. Copies of each Agreement are filed herewith as Exhibits 10.1 and 10.2. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         The following exhibits are filed with this Current Report:


      Exhibit No.       Description
      -----------       -----------
           10.1         Stock Purchase Agreement dated
                        January 3, 2002, by and between the
                        registrant and the executors of the
                        Estate of Joe Frank Sanderson.


           10.2 Stock Purchase Agreement dated January 3, 2002, by and between the registrant and the executors of the Estate of Dewey R. Sanderson, Jr.



          99.1          Press Release dated January 3,
                        2002 announcing an increase in the
                        registrant's dividend and the
                        registrant's purchase of a total of
                        621,079 shares of its common stock, par
                        value $1.00 per share, from the Estate of Joe Frank Sanderson and the Estate of Dewey R. Sanderson, Jr.




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                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SANDERSON FARMS, INC.
                                         (Registrant)


Date:  January 3, 2002          By:      /s/ D. Michael Cockrell
                                         ------------------------------------
                                         D. Michael Cockrell
                                         Treasurer and Chief Financial Officer


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                                EXHIBIT INDEX

      Exhibit No.       Description
         10.1           Stock Purchase Agreement dated
                        January 3, 2002, by and between the
                        registrant and the executors of the Estate of Joe Frank Sanderson.

         10.2 Stock Purchase Agreement dated January 3, 2002, by and between the registrant and the executors of the Estate of Dewey R. Sanderson, Jr.



         99.1           Press Release dated January 3,
                        2002 announcing the registrant's purchase of a total of 621,079 shares of its common stock, par value $1.00 per share, from the Estate of Joe Frank Sanderson and the Estate of Dewey R. Sanderson, Jr.

                                        EXHIBIT 10.1


                         [Stock Purchase Agreement With JFS Estate]

                                        EXHIBIT 10.2


                         [Stock Purchase Agreement With DRS Estate]

                                        EXHIBIT 99.1


                                       [Press Release]